UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 24, 2005
                                 Date of Report
                        (Date of earliest event reported)


                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                 000-30105               84-1421483
(State or other jurisdiction    (Commission     (IRS Employer Identification
      of incorporation)         File Number)                 No.)


           INDUSTRIAL ZONE EREZ, P.O. BOX 779, ASHKELON 78101, ISRAEL
              (Address of principal executive offices and zip code)


                               011-972-7-689-1661
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS

     On February 24, 2005, the Registrant announced that it had received new orders totaling approximately $2.2 million..


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit 99.1 Press Release dated February 24, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 24, 2005                   Defense Industries International, Inc.
..
                                          (Registrant)


                                          By: /S/ Joseph Postbinder
                                          -------------------------
                                          Joseph Postbinder
                                          Chief Executive Officer